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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 6, 2005

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                      0-51153              25-1828028
       -------------                      -------              ----------
(State or other jurisdiction of          (Commission          (IRS Employer
incorporation or organization)           File Number)        Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
             ------------------------------------------

         On April 6, 2005, FedFirst Financial Corporation (the "Company") and its wholly owned subsidiary, First Federal Savings Bank (the "Bank"), entered into employment agreements with Peter D. Griffith, President and Chief Executive Officer of the Company and the Bank, and Robert L. Breslow, Senior Vice President and Chief Financial Officer of the Company and the Bank. On the same date, the First Federal Savings Bank Employee Severance Compensation Plan became effective. The terms of the employment agreements and the employee severance plan were previously disclosed in the Company's Registration Statement on Form SB-2 (File No. 333-121405).





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FEDFIRST FINANCIAL CORPORATION




Date: April 7, 2005                   By: /s/ Peter D. Griffith
                                          --------------------------------------
                                          Peter D. Griffith
                                          President and Chief Executive Officer